Pursuant to 497(e)

Registration No. 33-8746

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED JANUARY 30, 2007, TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2006

As a result of the change in portfolio manager for The Tocqueville Small Cap Value Fund from Mr. Jean-Pierre Conreur to Mr. Joseph Zock, on page 29 of The Tocqueville Trust’s Statement of Additional Information, the section entitled “Portfolio Managers” is revised to include the following information regarding Mr. Joseph Zock:

“Portfolio Managers

Set forth below is information regarding Joseph Zock who, effective January 2, 2007, is primarily responsible for the day-to-day management of The Tocqueville Small Cap Value Fund (the "Portfolio Manager"). All asset information is as of January 2, 2007.

Management of Other Accounts. The table below shows the number of other accounts managed by the Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph Zock	1	—	—	—	—	—
	$50,702,658	—	—	—	—	—

Compensation. As of January 2, 2007, the Portfolio Manager receives compensation in connection with his management of the Fund for which he acts as portfolio manager which includes the following components: (1) base salary and (2) a discretionary annual bonus.

Base Salary. The Portfolio Manager receives an annual base salary. The base salary is comprised of a variable portion and a fixed fee. The variable portion of the base salary is calculated and paid on a monthly basis. It is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, with such amount derived from the value of the portfolio assets of accounts, for which the Portfolio Manager is the primary portfolio manager, which is currently, only the Fund. The fixed fee portion of the Portfolio Manager’s compensation is tied to his respective role with the Advisor and the Advisor’s General Partner, Tocqueville Management Corporation (“TMC”). Mr. Zock receives a fixed fee for his role as a director of TMC.

Bonus. The Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his base salary. The level of the discretionary bonus is determined by the Advisor based upon a number of factors, including the Advisor’s profitability, the expansion of the client account base, the market environment for the respective period, the portion of Advisor revenue

Pursuant to 497(e)

Registration No. 33-8746

that was generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Advisor’s group of investment managers.

Potential Conflicts of Interest. Currently, the Portfolio Manager does not manage any accounts other than the Fund. In the future, it is anticipated that the Portfolio Manager will manage other accounts. A portfolio manager’s management of these other accounts may give rise to potential conflicts of interest. The Advisor has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.

As reflected above, the Portfolio Manager’s base salary is based on total advisory fees collected each month, in arrears, for those accounts managed by such Portfolio Manager, which is currently, only the Fund. As a result, since his base salary is directly tied to the percentage of the advisory fee charged to an account, the Portfolio Manager may eventually have an incentive to favor accounts where the Advisor charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets.

In addition, as described above, the level of the discretionary annual bonus is determined, in part, based upon the Advisor’s profitability. Such profits are generally derived from the fees the Advisor receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Advisor than the Fund, the Portfolio Manager may have an incentive to favor such other accounts.

Because the Portfolio Manager may manage multiple accounts with similar objectives, and thus may end up frequently purchasing and selling the same securities for such accounts, certain allocation issues may arise. In particular, if the Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. In addition, in the event the Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Advisor has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

Ownership of Fund Securities. The Portfolio Manager does not currently own shares in the Fund.”